Fairway Properties, Inc.

4750 Vanalden Avenue

Tarzana, CA 91356

Dear Stockholders:

On August 27, 2012, the board of directors of Fairway Properties, Inc. adopted a resolution approving an amendment to our Articles of Incorporation to:

•

effectuate an increase one hundred forty million (140,000,000) shares of common stock, par value $0.001 per share, to five hundred million (500,000,000) shares of common stock, par value $0.001 per share;

•

authorize the creation of Fifty Million (50,000,000) preferred shares; and

•

change the name of the corporation to Medient Studios, Inc.

Fairway Properties obtained the written consent of stockholders representing 77.14% of Fairway Properties’ outstanding common stock as of August 25, 2012 approving an amendment to Fairway Properties’ Articles of Incorporation to affect the above-mentioned corporate actions.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective and a Certificate of Amendment to our Articles of Incorporation effectuating the corporate actions will not be filed with the Secretary of State for the State of Nevada, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of Fairway Properties’ stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

No action is required by you.  The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with the requirements of United States federal securities laws.  This Information Statement is being mailed on or about September 10, 2012 to all of Fairway Properties' stockholders of record as of the close of business on August 25, 2012.

By Order of the Board of Directors.

/s/Manu Kumaran

Name:  Manu Kumaran

Title:    Director

INFORMATION STATEMENT

August 27, 2012

Fairway Properties, Inc.

4750 Vanalden Avenue

Tarzana, CA 91356

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Fairway Properties, Inc., a Nevada Corporation to the holders of record at the close of business on August 25, 2012 of Fairway Properties’ outstanding common stock, par value $0.001 per share, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended, and pursuant to Section 78.320 of the Nevada Revised Statutes.

The cost of furnishing this Information Statement will be borne by us.  We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the action taken and approved on August 27, 2012 by Fairway Properties’ Board of Directors and by our stockholders holding 77.14% of Fairway Properties’ common stock issued and outstanding on August 25, 2012.  Fairway Properties’ Board of Directors and the Majority Stockholders approved an amendment of Fairway Properties’ Articles of Incorporation to:

•

effectuate an increase one hundred forty million (140,000,000) shares of common stock, par value $0.001 per share, to five hundred million (500,000,000) shares of common stock, par value $0.001 per share;

•

authorize the creation of Fifty Million (50,000,000) preferred shares; and

•

change the name of the corporation to Medient Studios, Inc.

Accordingly, all necessary corporate approvals in connection with the amendment to our Articles of Incorporation to affect the above corporate actions have been obtained.   This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act of these corporate actions. Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective and a Certificate of Amendment to our Articles of Incorporation effectuating the corporate actions will not be filed with the Secretary of State for the State of Nevada, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Fairway Properties’ stockholders as of the Record Date are being furnished copies of this Information Statement.  This Information Statement is first being mailed or furnished to our stockholders on or about September 10, 2012.

NO DISSENTERS’ RIGHTS

Pursuant to the Nevada Revised Statues, the corporate action described in this Information Statement will not afford stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF FAIRWAY PROPERTIES, INC. IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED AUGUST 27, 2012.

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on August 27, 2012, Fairway Properties, Inc., a Nevada corporation obtained the unanimous written consent of its board of directors and the written consent of stockholders holding 1,083,000 shares of common stock of Fairway Properties or 77.14% of the voting power of the issued and outstanding shares of Fairway Properties’ common stock approving:

•

an increase one hundred forty million (140,000,000) shares of common stock, par value $0.001 per share, to five hundred million (500,000,000) shares of common stock, par value $0.001 per share;

•

the creation of Fifty Million (50,000,000) preferred shares; and

•

a name change of the corporation to Medient Studios, Inc.

OUTSTANDING SHARES AND VOTING RIGHTS

As of August 25, 2012 (the “Record Date”), Fairway Properties’ authorized capitalization consisted of 140,000,000 shares of common stock, of which 1,404,000 shares were issued and outstanding.

Each share of common stock of Fairway Properties entitles its holder to one vote on each matter submitted to Fairway Properties’ stockholders.  However, because the Majority Stockholders have consented to the foregoing actions by resolution dated August 27, 2012, in lieu of a special meeting in accordance with Section 78.320 of the Nevada Revised Statutes and because the Majority Stockholders have sufficient voting power to approve such actions through their ownership of common stock, no other stockholder vote will be solicited in connection with this Information Statement.

AMENDMENT TO FAIRWAY PROPERTIES’

ARTICLES OF INCORPORATION

The Board of Directors and Majority Stockholders have approved an amendment to our Articles of Incorporation to affect an authorized common stock increase, the creation of a class of preferred stock and a name change.

We intend to file a Certificate of Amendment to our Articles of Incorporation with the Secretary of State for the State of Nevada effectuating the above action.  Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective, and the Certificate of Amendment will not be filed, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders.  It is presently contemplated that such filing will be made on or about September 30, 2012.

The Authorized Common Stock Increase

The purpose of the increase in common stock is to increase the number of shares of our common stock available for issuance to investors who agree to provide Fairway Properties with the funding it requires to continue its operations, and/or to persons in connection with potential acquisition transactions, warrant or option exercises and other transactions under which our Board of Directors may determine is in the best interest of Fairway Properties and our stockholder to issue shares of common stock.  As of the date of this Information Statement, we have not identified any potential investors and have not entered into any agreements relating to any potential investment in Fairway Properties or otherwise pursuant to which we will issue shares of common stock.

The increased in authorized common stock will not have any immediate effect on the rights of existing stockholders, but may have a dilutive effect our existing stockholders if additional shares are issued.

We are not increasing our authorized common stock to construct or enable any anti-takeover defense or mechanism on behalf of Fairway Properties.  While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, we have no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.

The Creation of Preferred Stock

The Board of Directors approved the Amendment to further the Company’s best interest to have authorized but unissued fifty million (50,000,000) preferred shares available in order to provide (a) flexibility for future corporate action; (b) to further the Company’s best interest to have preferred shares in order to raise additional capital and to be used for corporate opportunities; and (c) the need to issue shares of preferred stock or securities convertible into Common Stock in connection with strategic corporate transactions, acquisitions, and other business arrangements and corporate purposes, is desirable to avoid repeated separate amendments to our Articles of Incorporation and the delay and expense incurred in amending the Articles of Incorporation.  The Company intends to assess its need to issue preferred shares for the corporate purposes described above and we believe that we need to be in a position to take advantage of opportunities when they arise or when we have a need.

Currently, there is no plan to issue any preferred shares for the corporate purposes described above.  In the event any preferred shares are issued in the future, shareholders may suffer dilution to their ownership of the Company at the time of the issuance of the preferred shares. No additional corporate action is needed to issue any preferred shares.  The Company may even issue preferred shares as a defensive mechanism in order to attempt to stop a hostile take over by another company; there is no plan to do this at this time.

Change of the Name of Fairway Properties, Inc. to Medient Studios, Inc. to more accurately reflect the business of Fairway Properties, Inc.

Due to the change in the nature of Fairway Properties’ business, the name of Fairway Properties, Inc. no longer represents our business.  Changing our name will not have any effect on our corporate status.  In the future, new stock certificates will be issued bearing our new name.

EFFECTIVE DATE OF THE AMENDMENT

Pursuant to Rule 14c-2 under the Exchange Act, the Authorized Capital Increase will not be effective, until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders.  Fairway Properties anticipates that this Information Statement will be mailed to our stockholders as of the Record Date on or about September 10, 2012.  Therefore, Fairway Properties anticipates that the corporate actions discussed above will be effective, and the Certificate of Amendment to our Articles of Incorporation will be filed with the Secretary of State for the State of Nevada, on or about September 30, 2012.

Fairway Properties has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Fairway Properties’ common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tabulates holdings of common shares of Fairway Properties by each person or entity who, subject to the above, as of August 25, 2012, holds of record or is known by management to own beneficially more than 5.0% of the common shares and, in addition, by all directors and officers of Fairway Properties, individually and as a group.  Each named beneficial owner has sole voting and investment power with respect to the shares set forth opposite his name.

Name and Address

Amount and Nature of

of Beneficial Owner

Beneficial Owner*

Percent of Class

Michael D. Murphy,

0

0.00%

CEO/Treasurer and Director

340 S Lemon Ave #5353

Walnut, CA 91789

Sean Murphy,

0

0.00%

President and Director

340 S Lemon Ave #5353

Walnut, CA 91789

Edward Sigmond, Director

0

0.00%

2808 Cole Avenue

Dallas, TX 75204

Manu Kumaran, Director

1,083,000

77.14%

4750 Vanalden Avenue

Tarzana, CA 91356

Officers and Directors (4 individuals)

1,083,000

77.14%

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of August 25, 2012, there were 1,404,000 shares of Fairway Properties’ common stock issued and outstanding.   Each holder of common stock is entitled to one vote per share.

Stockholders holding in the aggregate 1,083,000 shares of common stock of Fairway Properties, or 77.14% of the voting power of our outstanding shares of common stock, have approved the corporate actions discussed herein by written consent dated August 27, 2012.

VOTING PROCEDURES

Pursuant to the Nevada Statutes and our Articles of Incorporation, the affirmative vote of the holders of a majority of our outstanding common stock is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the Majority Stockholders as described herein.  As a result, the amendment to our Articles of Incorporation has been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendment of our Articles of Incorporation relative to the increase in authorized common shares, the authorization of preferred shares and the name change.

DISSENTER'S RIGHT OF APPRAISAL

Under Nevada law, stockholders are not entitled to dissenter's rights of appraisal with respect to the corporate actions discussed herein.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

Fairway Properties, Inc. is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission.  Reports and other information filed by Fairway Properties can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates.  The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.  Copies of such filings may also be obtained by writing to Fairway Properties, Inc. at 2501 E. Commercial Blvd., Suite 207, Ft. Lauderdale, FL 33308.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address.  We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder.  A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to Fairway Properties, Inc. at 4750 Vanalden Avenue, Tarzana, CA 91356

On behalf of the Board of Directors,

August 27, 2012

/s/Manu Kumaran

Manu Kumaran, Director